UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 10, 2009

(Date of earliest event reported)

BIO-RAD LABORATORIES, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-7928

Delaware	94-1381833
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1000 Alfred Nobel Dr.

Hercules, California 94547

(Address of principal executive offices, including zip code)

(510) 724-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of Deloitte & Touche LLP

On June 10, 2009, we dismissed Deloitte & Touche LLP, or D&T, as our independent registered public accounting firm based on the recommendation and authorization of the audit committee of our board of directors.

D&T’s audit reports on our consolidated financial statements for the fiscal years ended December 31, 2008 and December 31, 2007 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2008 and December 31, 2007, the review of our consolidated financial statements for the quarterly period ended March 31, 2009, and the subsequent interim period through June 10, 2009, (i) there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to D&T’s satisfaction would have caused D&T to make reference to the subject matter of the disagreement in connection with their reports and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission, or SEC.

We provided D&T with a copy of the disclosure contained in this Form 8-K and requested that D&T furnish us with a letter addressed to the SEC stating whether it agrees with the above statements. D&T’s letter, dated June 12, 2009, is filed as Exhibit 16.1 to this Form 8-K.

(b)	Engagement of Ernst & Young LLP

On June 10, 2009, we engaged Ernst & Young LLP, or Ernst & Young, as our independent registered public accounting firm for our fiscal year ending December 31, 2009 based on the recommendation and authorization of the audit committee of our board of directors.

In deciding to engage Ernst & Young, the Audit Committee reviewed auditor independence and existing commercial relationships with Ernst & Young, and concluded that Ernst & Young has no commercial relationship with us that would impair its independence.

During the fiscal years ended December 31, 2008 and December 31, 2007, respectively, and in the subsequent interim period through June 10, 2009, neither we nor anyone acting on our behalf has consulted with Ernst & Young on any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed with the Form 8-K:

Exhibit Number	Description
16.1	Letter from Deloitte & Touche LLP regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-RAD LABORATORIES, INC.

Date:	June 12, 2009	By:	/s/ Christine A. Tsingos
Christine A. Tsingos
Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from Deloitte & Touche LLP regarding change in certifying accountant.